NESTOR, INC.                                                        EXHIBIT 10.3
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6 March 2006

Nestor, Inc.
42 Oriental Street
Providence, Rhode Island 02908
Attention:  Chairman of the Board

Ladies and Gentlemen:

Reference is made to that certain Employment Agreement between Nestor, Inc. and myself dated March 29, 2005. Notwithstanding anything therein to the contrary, I agree that my minimum salary thereunder shall be $157,500.

Very truly yours,

/s/   Tadas A. Eikinas
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Tadas A. Eikinas

Agreed and accepted:

NESTOR, INC.

By:  /s/  Nigel P. Hebborn
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Nigel P. Hebborn
Chief Operating Officer









                    42 Oriental Street, Providence, RI 02908
                       TEL: 401-274-5658 FAX: 401-274-5707
                                 WWW.NESTOR.COM